EXHIBIT 99.1

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C

Ladies and Gentlemen:

We have read the statements made by Celerity Systems, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K (report dated April 22, 2005). We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ Marcum & Kliegman LLP
Marcum & Kliegman LLP